Exhibit 32.2

Certification of the Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Paycor HCM, Inc. (the “Company”) for the fiscal year ended June 30, 2024, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Adam Ante, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 22, 2024	/s/ ADAM ANTE
Adam Ante
Chief Financial Officer